Employee benefit costs	12 Months Ended
Dec. 31, 2021
Disclosure of defined benefit plans [abstract]
Employee benefit costs
3 Employee Benefit Costs

	2021 £m	2020 £m	2019 £m

Wages and salaries	2,315	2,277	2,651

Social security costs	185	194	223

Other pension and retirement benefit costs (note 15)	139	182	227

Share-based payments – equity and cash-settled (note 28)	78	91	120

	2,717	2,744	3,221
Included within employee benefits costs are expenses in relation to the Group’s restructuring and integration initiatives of £160 million (2020: £91 million; 2019: £364 million), as explained in note 7.
On 7 October 2021, a partial buy-out was concluded in the U.S. with approximately US$1.9 billion (£1.4 billion) of plan liabilities being removed from the balance sheet, resulting in a settlement gain of £35 million, which is reported in the income statement, and recognised as an adjusting item.